UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 21, 2022

(Date of earliest event reported)

NovAccess Global Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8584 E. Washington Street, No. 127, Chagrin Falls, Ohio 44023
(Address of principal executive offices) (Zip Code)

(213) 642-9268

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 21, 2022, NovAccess Global Inc., a Colorado corporation, held its 2022 annual meeting of shareholders. At the meeting, our common and preferred shareholders voted on four proposals:

1.

A proposal to elect three directors to our board to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified. Our current board members stood for reelection: Jason M. Anderson; John A. Cassarini, our chairman; and Dwain K. Irvin, our chief executive officer.

2.	A proposal to approve the NovAccess Global Inc. 2022 Equity Incentive Plan adopted by our board on May 12, 2022 and filed with the SEC on May 16, 2022.

3.

A proposal to approve, on a non-binding, advisory basis, the fiscal 2021 compensation of our senior executive officers, which is summarized under “Executive Compensation” on page eleven of our Annual Report on Form 10-K for the year ended September 30, 2021 filed with the SEC on January 13, 2022.

4.	And a proposal to ratify the appointment of the accounting firm of M&K CPAS, PLLC to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2022.

Each of the four proposals, and each of the director nominees, received 33,560,000 votes for the proposal, representing approximately 78.7% of the votes eligible to be cast at the meeting. As a result, all four proposals passed. There were no votes cast against or withheld from any of the proposals, and no abstentions or broker non-votes.

The materials presented by management at the meeting are included with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Presentation Given by Management at the NovAccess Global Inc. Shareholders Meeting Held November 21, 2022

104 Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NovAccess Global Inc.

Dated November 23, 2022	By:	/s/ Dwain K. Irvin
By Dwain K. Morris-Irvin, Chief Executive Officer